UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 11, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

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

          GEORGIA                        000-28000                        58-2213805
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(State or Other Jurisdiction       (Commission File Number)              (IRS Employer
        of Incorporation)                                              Identification No.)
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  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
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          (Address of principal executive office)          (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                            -------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 5.02 below, the contents of which are incorporated herein by reference, for the terms of Mr. Limeri's employment agreement, a copy of which is filed herewith as Exhibit 99.1 and incorporated by reference herein, and option agreement, a copy of which is filed herewith as Exhibit 99.2 and incorporated by reference herein.

ITEM 5.02.  APPOINTMENT OF PRINCIPAL OFFICER

On November 11, 2005, Mr. Peter Limeri and the Company entered into employment and option agreements effective November 7, 2005, copies of which are filed herewith as Exhibits 99.1 and 99.2, respectively. Mr. Limeri joined the Company to serve as the Chief Restructuring Officer. Mr. Limeri's employment agreement contemplates that within one hundred twenty (120) days after the above effective date, the Board of Directors of the Company will appoint Mr. Limeri to serve as the Executive Vice President- Finance, Chief Financial Officer and Treasurer of the Company.

Mr. Limeri's Business Experience.

Mr. Limeri, age 40, most recently served from June 2004 until November 2005 as Chief Financial Officer and Chief Operating Officer of Nationwide Furniture Inc., a portfolio company of Sun Capital Partners, a leading private investment firm focused on leveraged buyouts, equity, debt and other investments in market leading companies. From 1999 until May 2004, Mr. Limeri served as Chief Financial Officer of Anderson Press, Inc. which experienced a significant business turnaround during his tenure. Before joining Anderson, he served as Vice President-Finance of Cluett American where he was part of the team that led the company's financial restructuring and business turnaround.

Mr. Limeri's Employment Contract.

On November 11, 2005 the Company and Mr. Limeri entered into an employment agreement having an effective date of November 7, 2005, and containing the following material terms:

1. Appointment. Mr. Limeri will serve as the Chief Restructuring Officer of the Company and report to the Chief Executive Officer. The Agreement contemplates that within one hundred twenty (120) Days after the above effective date, the Board of Directors of the Company will appoint Mr. Limeri to serve as the Executive Vice President- Finance, Chief Financial Officer and Treasurer of the Company, with no additional remuneration payable to Mr. Limeri.

2. Share Ownership Program. Mr. Limeri will be obligated to participate in any share ownership program for senior executives adopted by the Company.

3. Base Salary. Mr. Limeri's initial salary will be $220,000 per year. The Compensation Committee may, in its sole discretion, increase his salary, but may not decrease his salary unless the Company institutes a salary reduction generally and ratably applicable to senior executives of the Company.

4. Annual Bonuses. For fiscal year 2005, Mr. Limeri is entitled to receive a bonus equal to 40% of his base salary ($220,000), prorated based on the number of days he is employed during the fiscal year. For fiscal year 2006 and thereafter, Mr. Limeri will be eligible to receive an annual bonus, with the annual bonus potential to be between 40% of Base Salary (i.e., 40% upon achievement of annual "target" performance goals) and a maximum of 80% of Base Salary (i.e., 80% upon achievement of annual "maximum" performance goals), with the "target" and "maximum" performance goals and bonus criteria to be defined and approved by the Compensation Committee of the Company in advance for each fiscal year.

5. Inducement Stock Option Grant. Mr. Limeri received a stock option to purchase 500,000 shares of the Company's Common Stock, which was awarded outside of the Company's shareholder-approved stock incentive plan, pursuant to an exemption from the Nasdaq National Market shareholder approval requirements that is available for qualified inducement grants. The option will not constitute an incentive stock option under Section 422 of the Internal Revenue Code of 1986. The option was issued on November 11, 2005, at an exercise price of $0.28 per share, the closing price of the Common Stock on the Nasdaq National Market on that date. The Company is required to file a Registration Statement on Form S-8 with respect to the option and the underlying shares of Common Stock as soon as practicable. The option agreement is filed herewith as Exhibit 99.2. The option will be subject to the following additional terms:


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     o    Time Vesting. The Time-Vested Option Shares, representing the right to purchase 125,000 shares, will become exercisable ratably over four years, as follows: 31,250 Time-Vested Option shares shall vest on each of the first, second, third and fourth anniversary dates of the Grant Date if Mr. Limeri remains in the continuous employ of the Company.
          The Grant Date was November 11, 2005.

     o Performance Vesting. The Performance-Based Option Shares (the balance of the option), representing the right to purchase 375,000 shares, will be subject to specific performance criteria and become exercisable in three tiers, as follows:

          o Tier 1, representing the right to purchase 125,000 shares, will become exercisable at any time after November 11, 2006, if the closing market price per share of the Company's Common Stock is $4.50 or higher for 45 consecutive trading days after November 11, 2006.

          o Tier 2, representing the right to purchase an additional 125,000 shares, will become exercisable at any time after November 11, 2007, if the closing market price per share of the Company's Common Stock is $6.50 or higher for 45 consecutive trading days after November 11, 2007.

          o Tier 3, representing the right to purchase the final 125,000 shares, will become exercisable at any time after November 11, 2008, if the closing market price per share of the Company's Common Stock is $8.00 or higher for 45 consecutive trading days after November 11, 2008.

          The Compensation Committee will have discretion to accelerate the exercisability of any or all of the Performance-Based Option Shares without regard to whether the price targets have been met.

     o Acceleration. The exercisability of the option will accelerate under certain circumstances as follows:

          o If Mr. Limeri's employment is terminated by the Company as a Termination without Cause or a Termination for Good Reason (each as defined in the employment agreement) occurring at any time on

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               or after November 7, 2007, the Option will automatically become exercisable with respect to all unvested Time-Vested Option
               Shares.

          o Upon a Change in Control (as defined in Mr. Limeri's employment agreement), or if the Company ceases to be a reporting company under the Exchange Act, as amended, any portion of the Time-Vested Option Shares not yet vested will become exercisable.

          o Upon a Change in Control (as defined in Mr. Limeri's employment agreement), or if the Company ceases to be a reporting company under the Exchange Act, as amended, a prorated portion of the Performance-Based Option Shares will become exercisable, based upon the extent to which the transaction price per share (or if there is no transaction resulting in the Company ceasing to be a reporting company, the closing price of the Company's common stock immediately preceding its ceasing to be a reporting company) exceeds the target price set for the vesting of the relevant tier.

     o    Term. The option will expire on November 11, 2010, except as follows:

          o Unvested (i.e., not yet exercisable) portions of the option will be forfeited upon termination of employment.

          o Vested portions that have not yet been exercised will remain exercisable:

               * for 75 calendar days following termination of employment for any reason other than death, disability or for Cause; and

               * for one year following termination of employment due to death or disability.

          o Vested portions will be forfeited on the date of termination, if termination is for Cause.
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     o    Transferability. The option may only be transferred by will or by the laws of descent and distribution, or for no consideration to or for the benefit of certain specified members of Mr. Limeri's immediate family.

6. Standard Benefits. Mr. Limeri will be eligible to participate in the Company's standard benefits package, on the same basis as other senior executives of the Company.

7. Vacation. Mr. Limeri will be entitled to four weeks of paid vacation per year.

8. Indemnification. The Company and Mr. Limeri have entered into an indemnification agreement that provides that Mr. Limeri shall be indemnified by the Company with respect to certain expenses and liabilities incurred by him because he is an officer of the Company or is acting at its request; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. Mr. Limeri is also entitled to receive advances from the Company with respect to expenses incurred in connection with the foregoing upon providing the Company with a written request for same and providing certain representations in connection therewith.

9. Professional Fees. The Company will reimburse Mr. Limeri for his reasonable professional fees and costs incurred in connection with the negotiation and execution of his employment agreement, up to $10,000.

10. Term. The agreement expires on November 11, 2007, subject to automatic renewal for two one-year extensions unless either party has given the other 30 days' written notice prior to the expiration of the initial term or, if applicable, the first extension term.

11. Severance. Mr. Limeri will be entitled to certain severance payments if his employment is terminated: (i) by the Company without "Cause," as that term is defined in his agreement, or (ii) by Mr. Limeri for "Good Reason," as that term is defined in his agreement. In either instance, Mr. Limeri's severance benefits will be as follows:

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     o    If his employment terminates within the first 120 days, severance payments will equal to fifty percent (50%) of his Base Salary for the current fiscal year , payable bi-weekly in installments based on the Company's payroll practices as in effect on the Date of Termination, unless the termination is without Cause or for Good Reason following a Change in Control, in which case the severance payments will be equal to one hundred percent (100%) of his Base Salary for the current fiscal year.

     o If the Date of Termination occurs more than 120 days after Limeri is first employed by the Company, severance payments will equal to one hundred percent (100%) of his Base Salary for the current fiscal year, payable bi-weekly in installments based on the Company's payroll practices as in effect on the Date of Termination

     Other Post-Employment Payments. Mr. Limeri will be entitled to an additional amount equal to the employer's subsidy payment made bi-weekly by the Company for his health benefits in effect as of his termination date, until the earlier of (a) his coverage under another employer's (or any other) medical or dental plans and (b) the first anniversary of the termination of his employment.

12. COBRA Premiums. Until the expiration of any applicable waiting periods necessary for Mr. Limeri to commence participation in the Company's healthcare plans, the Company shall reimburse him for the amounts paid by him on account of premiums to Blue Cross Blue Shield of Georgia, Fortis and ExcuCare in connection with his rights under COBRA to maintain the healthcare benefits provided to him by his former employer's health care plans .

13. Additional Covenants. The agreement contains restrictive covenants, including non-compete and anti-solicitation provisions extending two years after termination of his employment, as well as standard confidentiality obligations.

14. Release. In order to collect any severance benefits, Mr. Limeri is obligated to sign and return a release agreement. Pursuant to the release agreement, Mr. Limeri releases all current or future claims, known or unknown, arising on or before the date of the release against the Company or any direct and indirect subsidiary, parent, affiliated, or related company of the Company, or their respective officers or directors.

Certain Relationships and Transactions.

There are no material relationships between Mr. Limeri and the Company other than Mr. Limeri's position with the Company, his ownership of Company securities, and as otherwise disclosed above.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

      Exhibit
      Number        Description
      -----------   ----------------------------------------------------------

               99.1 Employment Agreement between the Registrant and Peter Limeri entered into on November 11, 2005

               99.2 Option Agreement between the Registrant and Peter Limeri entered into on November 11, 2005 (included as Exhibit A to Exhibit 99.1 above)



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.



Date: November 17, 2005                By:  /s/ Clinton McKellar, Jr.
                                            ---------------------------------
                                            Clinton McKellar, Jr.
                                             General Counsel and Secretary

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      Exhibit
      Number        Description
      -----------   ----------------------------------------------------------

               99.1 Employment Agreement between the Registrant and Peter Limeri entered into on November 11, 2005

               99.2 Option Agreement between the Registrant and Peter Limeri entered into on November 11, 2005 (included as Exhibit A to Exhibit 99.1 above)